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                                                                 Exhibit 10.(r)



                                                  PLEDGE AGREEMENT dated as
                                        of June 3, 1996 (the "Agreement"),
                                        between MAGNAVISION CORPORATION, a
                                        New Jersey corporation (the
                                        "Pledgor"), and IBJS CAPITAL
                                        CORPORATION, a Delaware
                                        corporation, in its capacity as
                                        collateral agent (together with its
                                        successors and assigns in such
                                        capacity, the "Collateral Agent")
                                        for the Investors (as hereinafter
                                        defined).

                                    PREAMBLE

                    Reference is made to the Securities Purchase Agreement dated as of August 25, 1995, as amended by Amendment No. 1 to the Securities Purchase Agreement dated the date hereof (as the same may, from time to time, be supplemented, modified, amended or restated, the "Securities Purchase Agreement"), among the Pledgor, Magnavision Corporation, a Delaware corporation and parent of the Pledgor, Magnavision Wireless Cable, Inc., a Delaware corporation (the "New Subsidiary"), and the Collateral Agent and the other Investors thereto. This Agreement is the stock pledge agreement referred to in Section 7.26 of the Securities Purchase Agreement.
                    In order to induce the Investors to enter into Amendment No. 1 to the Securities Purchase Agreement pursuant to, and subject to the terms and conditions of, the Securities Purchase Agreement, the Pledgor has agreed, pursuant to Section
          7.26 of the Securities Purchase Agreement, (i) to transfer to the extent permitted thereunder, all of its right, title and interest in, to and under the Cable Contracts to Magnavision Private Cable, Inc., a Delaware corporation ("MPC"), and (ii) to pledge to the Investors, all of the capital stock of MPC now or hereafter owned by the Pledgor, in accordance with the terms of this Agreement.
                    ACCORDINGLY, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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          S1c    Defined Terms; Usage. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement.

          S2c Pledge. In order to secure to the Collateral Agent for the ratable benefit of the Investors, the due and punctual payment of the principal of, premium, if any, and interest on the Notes and other monetary obligations under the Securities Purchase Agreement and the performance of all other obligations of the Obligors to the Investors, howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now existing or hereafter arising under this Agreement or any other Transaction Document (collectively, the
                                      "Obligations"), the Pledgor hereby
                                      transfers, grants, bargains, hypothecates, conveys, pledges, sets over, delivers and confirms unto the Collateral Agent, for the ratable benefit of the Investors, and grants to the Collateral Agent, for the ratable benefit of the Investors, a first priority lien on and security interest in the following (collectively, the "Collateral"): (a) all of the issued and outstanding shares of capital stock of MPC, now or at any time hereafter owned by the Pledgor (the "Pledged Stock"), (b) all warrants, options or other rights to acquire shares of the capital stock of MPC whether now or at any time hereafter owned by the Pledgor (the "Pledged Rights") and
                                      (c) any and all proceeds of the Pledged
                                      Stock and the Pledged Rights, including
                                      all cash, securities and other property at any time and from time to time receivable

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                                      or otherwise distributed on, with respect
                                      to, or in exchange for any or all of the Pledged Stock and Pledged Rights; TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

          S3c                         Delivery of Certificates Representing the
                                      Collateral; Opinion.

                 (a) The Pledgor shall deliver to the Collateral Agent on or before - the date hereof, and at any time thereafter upon the Collateral Agent's request or as otherwise provided herein, (i) certificates representing the Pledged Stock and Pledged Rights duly endorsed in blank or accompanied by undated stock powers duly executed in blank, (ii) such other instruments and documents necessary to effectuate the purpose and intent of this Agreement as may be required by the laws of the jurisdictions under which MPC is organized or within which MPC operates, and (iii) such other instruments and documents as the Collateral Agent may reasonably request to effectuate the purpose and intent of this Agreement.

                 (b) The Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee, or any income

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                                      thereon, or as to the preservation of
                                      rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in the Collateral Agent's possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent generally accords its own property of a similar kind. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith.

          S4c Representations and Warranties of Pledgor. The Pledgor hereby makes the following representations and warranties to the Collateral Agent as of the date hereof:

                   (a) Organization. MPC (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) certificate of incorporation and bylaws remain in full force and effect and have not been amended, modified or supplemented since the date of their filing or adoption, as the case may be, (iii) has all requisite corporate power, and has all governmental licenses, authorizations, consents, permits and approvals (including any license, authorization, consent, permit and approval required under any


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                                      Environmental Law) necessary to own its
                                      assets and carry on its business as now
                                      being or as proposed to be conducted and to consummate the transactions contemplated hereunder and (iv) is qualified to do business and in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                   (b)                Corporate Authority; Enforceability.
                                      The Pledgor has all necessary corporate
                                      power and authority to consummate the
                                      transactions contemplated by this
                                      Agreement and to execute, deliver and
                                      perform its obligations under this
                                      Agreement. This Agreement has been duly
                                      authorized by all necessary corporate
                                      action and this Agreement has been duly
                                      and validly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor as of the date hereof enforceable in accordance with its terms.

                   (c) Capitalization. MPC has authorized capital stock consisting of 100 shares of common stock. The Pledgor is the owner of all outstanding shares of the capital stock of MPC. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof. MPC has not granted or issued, or agreed to


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                                      grant or issue, any options, warrants or
                                      similar rights to acquire, subscribe for or receive any of the shares of any class of capital stock of MPC or any securities convertible into shares of such capital stock.

                   (d) No Restrictions. There are no restrictions upon the voting rights associated with, or the transfer of, any of the capital stock of MPC, except as provided by United States or state securities law.

                   (e) Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or threatened against or affecting MPC in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect on the same.

                   (f) No Breach. The execution and delivery of this Agreement and the transactions contemplated hereby and compliance with the terms and provisions hereof will not conflict with or result in a breach of, or require any consent under, the certificate of incorporation or bylaws of the Pledgor or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, any other Transaction Document, any lease encumbered by a leasehold mortgage, any other material agreement or instrument to which the Pledgor is a party


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                                      or by which it is bound or to which it is
                                      subject, or constitute a default under any such lease, agreement or instrument.

                   (g) Transfer of License. The Pledgor has performed all actions necessary to validly transfer all of its right, title and interest in, to and under the Cable Contracts to MPC and all such right, title and interest in, to and under the Cable Contracts is now vested in MPC.

          S5c Covenants of the Pledgor. Upon the issuance to the Pledgor by MPC or the other acquisition by the Pledgor after the date hereof of any shares of capital stock or other securities of MPC the Pledgor shall promptly deliver to the Collateral Agent a certificate or certificates representing such shares of capital stock or other securities, duly endorsed in blank or accompanied by undated stock powers duly executed in blank and do such further acts and things, and execute and deliver such additional conveyances, assignments, agreements and instruments, as may be required by the laws of the jurisdictions under which MPC is organized or within which MPC operates and such other instruments and documents as the Collateral Agent may reasonably request to effect the pledge thereof to the Collateral Agent and the perfection of the Collateral Agent's security interest therein as contemplated by this Agreement. The Pledgor shall ensure that at all times during the term of this Agreement the Collateral shall constitute not less than all of the issued and outstanding shares of capital stock, rights to acquire the same and other securities of MPC.

          S6c                         Voting Rights.

                   (a) Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Stock and the Pledged Rights, or any part

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                                      thereof (whether by law, by contract or
                                      otherwise, "Voting Rights") for any
                                      purpose not inconsistent with the terms of this Agreement, the Securities Purchase Agreement or any other Transaction Document.

                   (b) If an Event of Default shall have occurred and be continuing, at the Collateral Agent's option and following written notice from the Collateral Agent to the Pledgor, all rights of the Pledgor to exercise Voting Rights pursuant to Section 6(a) of this Agreement shall cease, and all Voting Rights shall thereupon become vested in the Collateral Agent, who shall have the sole and exclusive right and authority to exercise Voting Rights for the ratable benefit of the Investors. The Pledgor shall execute and deliver to the Collateral Agent all such proxies, powers of attorney and other instruments as the Collateral Agent shall request for the purpose of enabling the Collateral Agent to exercise the Voting Rights which it is entitled to exercise pursuant to this
                                      Section 6(b).


          S7c      Dividends. All dividends and distributions paid or payable in
                   (a) cash, if an Event of Default shall have occurred and be continuing, (b) securities or (c) other property on or with respect to the Pledged Stock, or Pledged Rights, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Pledgor or MPC, or received in exchange for Pledged Stock or Pledged Rights, or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which MPC may be a party or otherwise, shall be and become

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                   part of the Collateral, and, if received by the Pledgor,
                   shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, in trust for the benefit of the Collateral Agent and the Investors, and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as received but with any necessary endorsements. Nothing contained in this Section shall be deemed to permit any action by the Pledgor or MPC that is prohibited by the Securities Purchase Agreement or any other Transaction Document.

          S8c                         Rights and Remedies Upon Default.

                   (a) Generally. If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise all rights of a secured party under the Uniform Commercial Code of the State of New York, the State of New Jersey or any other applicable jurisdiction (the "UCC"), and, in addition, the Collateral Agent shall have all of the rights and remedies provided for in this Agreement, in the Securities Purchase Agreement or in any other Transaction Document, which remedies are cumulative and in addition to every other right or remedy available under applicable law: (i) the Collateral Agent may collect and retain all payments, issues, profits, proceeds, revenues and income due or to become due under the Collateral and apply such amounts to the payment of the Obligations, all as the Collateral Agent in its sole discretion shall determine; (ii) the Collateral Agent may succeed to all of the right, title and interest of the Pledgor in, to and under

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                                      the Collateral and maintain the Collateral
                                      in full force and effect, with the
                                      Collateral Agent substituted for the
                                      Pledgor therein, and in any such event all right, title and interest of the Pledgor therein shall be extinguished and the Collateral Agent shall be entitled to collect and retain all payments and other moneys paid or payable thereunder; and
                                      (iii) the Collateral Agent may sell at
                                      public or private sale, without appraisal, for such price as it may deem fair, any Collateral and all right, title and interest of the Pledgor in, to and under such Collateral.

                   (b)                Registration in Nominee Name;
                                      Denominations. If an Event of Default
                                      shall have occurred and be continuing, the Collateral Agent shall have the right (in its sole and absolute discretion and with subsequent notice to the Pledgor) to transfer to or to register the Pledged Stock and the Pledged Rights in its own name or the name of its nominee. In addition, the Collateral Agent shall at all times have the right to exchange the certificates or other instruments representing the Pledged Stock and Pledged Rights for certificates or other instruments of smaller or larger denominations for any purpose not inconsistent with this Agreement.

                   (c)                Sale of the Collateral.

                             (i) If an Event of Default shall have occurred and be continuing, the Collateral Agent may sell the Collateral, or any part thereof, at any public or private sale or


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                                      at any broker's board or on any securities
                                      exchange, for cash, upon credit or for
                                      future delivery and at such price or
                                      prices as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the full extent permitted by Applicable Law) all rights of redemption, stay and appraisal which the Pledgor now has or may have at any time in the future under any applicable law now existing or hereafter enacted or adopted (as well as any rights to exoneration, subrogation or reimbursement arising at law, in equity or otherwise).

                             (ii)     The Collateral Agent shall give the
                                      Pledgor ten (10) days' prior written
                                      notice (which the Pledgor irrevocably
                                      agrees is reasonable notice within the
                                      meaning of the applicable provisions of
                                      the UCC) of the Collateral Agent's
                                      intention to make any sale of Collateral.
                                      Such notice shall state the time and place for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate lots as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without

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                                      notice or publication, adjourn any public
                                      or private sale or cause the same to be
                                      adjourned from time to time by
                                      announcement at the time and place fixed for sale, and such sale may be made at the time and place to which the same was so adjourned. If any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The parties agree that any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

                             (iii)     At any public sale, any Investor may bid
                                      for or purchase, free (to the extent
                                      permitted by law) from any right of
                                      redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the full extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Investor from the Pledgor or any Obligor as a credit against the purchase price, and such Investor may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor or any Obligor therefor. For purposes hereof, (i) the execution of a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Collateral Agent or an Investor shall be

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                                      free to carry out such sale pursuant to
                                      such agreement and (iii) the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent or such Investor shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

                   (d) Application of Proceeds of Sale. The proceeds of any sale of, or other realization upon, all or any part of the Collateral pursuant to or as contemplated by this Agreement, as well as any Collateral consisting of cash, shall be promptly applied by the Collateral Agent as follows:

                   FIRST, to payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with its duties under this Agreement, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder on behalf of the Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                   SECOND, to the payment in full of the Notes then outstanding or, in the event such proceeds are insufficient to pay in full the Notes, ratably to the Investors in proportion to the then outstanding balance of the Notes;

                   THIRD, to the payment in full of the Obligations or, in the event such proceeds are insufficient to pay in full the Obligations, ratably to the Investors in proportion to the then outstanding balance of the Notes; and


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                   FOURTH, to the Pledgor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

                   (a) Deficiency. If the proceeds of the sale, collection or other realization of or upon all or part of the Collateral pursuant to the provisions of this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Obligors shall remain liable for any deficiency.

          S1c                         Collateral Agent Appointed Attorney-in-
                                      Fact; Proxy.

                   (b) Effective only upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of the Pledgor, to (i) ask for, demand, sue for, collect, receive receipt and give `acquittance for any and all moneys due or to become due and under and by virtue of the Collateral, (ii) endorse checks, drafts, orders and other instruments for


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                                      the payment of money payable to the
                                      Pledgor representing any dividend or other distribution payable on or with respect to the Collateral or any part thereof or on account thereof and give full discharge for the same, (iii) settle, compromise, prosecute or defend any action, claim or proceeding with respect to any of the foregoing or otherwise affecting the Collateral and (iv) sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same as if the Collateral Agent were the absolute owner thereof.

                   (c) Effective only upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably appoints the Collateral Agent as its proxy, with full power of substitution, to exercise all Voting Rights, including voting and other rights with respect to the Pledged Stock, or Pledged Rights, at any annual or special meeting of the stockholders of the issuer thereof, or any adjournment or postponement thereof, or by written consent in lieu of a meeting, or otherwise. The foregoing appointment is irrevocable and coupled with an interest.


                   (d) Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the

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                                      Collateral or any part thereof or the
                                      moneys due or to become due on or with
                                      respect thereto or any property covered
                                      thereby, and no action taken by the
                                      Collateral Agent or omitted to be taken
                                      with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent.

          S1c Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Stock and the Pledged Rights, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect (the "Securities Act"), or any other federal statute hereafter enacted analogous in purpose or effect (the Securities Act and any such similar statute and related rules and regulations promulgated thereunder as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Stock and the Pledged Rights permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Stock and the Pledged Rights permitted hereunder, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Stock and the Pledged Rights could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Stock and the Pledged Rights under applicable "blue sky" or other state securities laws or similar laws of foreign jurisdictions. Under applicable law, in the absence of an agreement to the contrary, the Collateral Agent might be held to have certain general duties and obligations to MPC, or to the Pledgor or to make some effort toward obtaining a fair price even though the obligations of the Pledgor may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Collateral


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                   Agent is not to, and shall not, have any such general duty or obligation to the Pledgor. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Collateral Agent were to place all or any part of the Pledged Stock or Pledged Rights for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Stock or Pledged Rights for its own account, or if the Collateral Agent placed all or any part of the Pledged Stock or the Pledge Rights privately with a purchaser or purchasers. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells any Pledged Stock or Pledged Rights.


          S2c Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of the security interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (a) except to the extent not permitted to be waived under applicable law, any lack of validity or enforceability of the Obligations, the Securities Purchase Agreement or any other Transaction Document or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Securities Purchase Agreement or any other Transaction Document or any other agreement or instrument relating to any of the foregoing, (c) failure by the Collateral Agent to take steps to perfect or maintain perfected its security interest in, or to preserve its rights to, any of the Collateral, (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (e) the disallowance under
                                      Section 502 of the Bankruptcy Code of all or any portion of the claims of the Investors for repayment of the Obligations, or (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, the Pledgor or Obligors with respect to the Obligations or with respect to this Agreement other than the indefeasible payment in full of all of the Obligations.


          S3c Duration of Agreement; Release of Security. This Agreement and the security interests hereunder shall terminate when
                                      (a) all of the Obligations (other than
                                      unknown contingent Obligations) have been fully and indefeasibly paid and performed or otherwise satisfied and (b) the Investors have no further Commitment under the Notes or obligation to perform any other obligations under the Securities Purchase Agreement or any other Transaction Document. The release of Collateral or reassignment of rights to the Pledgor upon the termination of this Agreement shall be free and clear of all liens, claims and encumbrances, without recourse to or warranty by the Collateral Agent or any Investor, except for standard representations and warranties, and shall be made by the Collateral Agent at the expense of the Pledgor. Upon the release of Collateral or reassignment of rights to the Pledgor, the Collateral Agent shall, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such release and reassignment and shall deliver to the Pledgor all Collateral so released then in its possession and not applied in satisfaction of the Obligations.

          S4c Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may from time to time reasonably request including, without limitation, upon an Event of Default, in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder and to permit the exercise thereof in compliance with applicable law, Federal Securities Laws and all applicable laws of any foreign jurisdiction.

          S5c No Waiver By Collateral Agent. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right or power under this Agreement, or any abandonment or discontinuance of steps to preserve or enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the Collateral Agent in this Agreement are cumulative and are not exclusive of any other rights or remedies available to Collateral Agent at law or in equity. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

          S6c Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be in writing and (i) delivered personally, (ii) sent by nationally-recognized overnight courier guaranteeing next day delivery, (iii) sent by first class, registered or certified mail, return receipt requested or (iv) sent by facsimile, in each case to such party at its address as follows:

                   (i)                If to the Pledgor, to:

                                      Magnavision Corporation
                                      1725 Highway 35 South
                                      Wall Township, New Jersey 07719
                                      Attention: Nicholas Mastrorilli, Sr.
                                      Telephone: (908) 449-1200
                                      Telecopier: (908) 974-1106


                         with a copy to:

                                      Zimet, Haines, Friedman & Kaplan
                                      460 Park Avenue
                                      New York, New York 10022
                                      Attention:  Stephen M. Fields, Esq.
                                      Telephone:  (212) 486-1700
                                      Telecopier:  (212) 223-1151;

                   (i)                If to Collateral Agent, to:
                                      IBJS Capital Corporation
                                      One State Street
                                      New York, New York 10004
                                      Attention: Paul Echausse
                                      Telephone: (212) 858-2728
                                      Telecopier: (212) 952-1629


                         with a copy to:

                                      O'Sullivan Graev & Karabell, LLP
                                      30 Rockefeller Plaza
                                      New York, New York 10112
                                      Attention:  Howard M. Bergtraum, Esq.
                                      Telephone:  (212) 408-2400
                                      Telecopier:  (212) 408-2420

                    Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (A) on the day of actual delivery in the case of personal delivery, (B) on the next day after the date when sent in the case of delivery by nationally-recognized overnight courier, (C) on the fifth day after the date of deposit in the U.S. mail in the case of mailing or (D) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

          S1c Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the laws and principles of the State of New York or of any other jurisdiction which would direct the application of the laws of another jurisdiction.

          S2c Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Pledgor, the Collateral Agent, their successors and permitted assigns. This Agreement is not assignable except by the Collateral Agent. Any purported assignment inconsistent with this provision shall be null and void.

          S3c Amendments and Waivers. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Pledgor and the Collateral Agent.

          S4c Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          S5c Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

          S6c Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                                    * * * *

                    IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their authorized officers, all as of the day and year first above written.

                                        MAGNAVISION CORPORATION,
                                        as Pledgor



                                        By: _______________________________
                                            Nicholas Mastrorilli, Sr.,
                                            President

                                        IBJS CAPITAL CORPORATION,
                                        as Collateral Agent for the
                                        Investors



                                        By: _______________________________
                                            Paul Echausse, Vice President
                                             and Chief Operating Officer